SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Michigan Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND II
EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND
(collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110

November 30, 2009

Dear Shareholder:

     We cordially invite you to attend a joint Special Meeting of Shareholders of the Funds on Friday, January 29, 2010. At the meeting, the shareholders of each Fund will consider a proposal to modify the Fund’s investment policy to eliminate the requirement that the Fund invest at least 80 percent of its net assets in insured municipal obligations. If approved, each Fund would thereafter be required, under normal market conditions, to invest at least 80 percent of its net assets in municipal obligations rated A or better by credit rating agencies and each Fund would eliminate “Insured” from its name. This modification is intended to give the Funds additional investment flexibility and improve their ability to pursue investment opportunities. Pursuant to each Fund’s prospectus, any modification of the policy requires shareholder approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Funds need your vote. You can vote by mail, telephone, or over the internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Funds avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 A.M. and 6:00 P.M. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

/s/ Cynthia J. Clemson		/s/ Robert B. MacIntosh

Cynthia J. Clemson		Robert B. MacIntosh
Co-Director		Co-Director
Municipal Investments		Municipal Investments

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

QUESTIONS AND ANSWERS

Regarding the Recommended Change to each Fund’s 80 Percent Investment Policy

Answers to questions about the proposed change to the Funds’ investment policy should be reviewed along with the enclosed proxy materials.

Q:	Why did I receive a Proxy Statement?
A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a change to the requirement that the Fund invest at least 80 percent of its assets in obligations that are insured as to payment of principal and interest (the “80% policy”).
Fund shareholders are being asked to approve this change at a special meeting scheduled to be held on Friday, January 29, 2010 at 2:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:	What changes to the Funds’ investment policies are being recommended?
A:	The Trustees of each Fund recommend the modification of each Fund’s investment policies to eliminate the requirement that the Fund invest at least 80 percent of its net assets in insured municipal obligations.

Q:	What are the potential benefits of the proposed changes?
A:	The proposed change is intended to give the Funds additional investment flexibility and improve their ability to pursue investment opportunities. If approved, each Fund would thereafter be required, under normal market conditions, to invest at least 80 percent of net assets in municipal obligations rated A or better by credit rating agencies. Eaton Vance Management (“Eaton Vance”), each Fund’s investment adviser, believes the proposed change is consistent with each Fund’s original purpose of providing investors with a quality municipal bond fund.

Q:	Is my Fund’s investment objective changing?
A:	No, the investment objective will not be changed.

Q:	Who do I call with any questions?
A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, Inc. (“Computershare”), your Fund’s proxy solicitor, toll-free at
866-525-2664. Please have your proxy materials available when you call.

Q:	Why should I vote?
A:	Your vote is very important. We encourage you to return your vote as soon as possible. If your Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q:	How do I vote my shares?
A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.

Q:	Will Eaton Vance contact shareholders?
A:	Eaton Vance or its agents may contact shareholders directly. Computershare is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

2

EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND II
EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND
(collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, January 29, 2010: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting "Individual Investors" followed by “Investor Resources” and then “Closed-End Funds.”

     A joint Special Meeting of Shareholders of the Funds will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M. (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to modify each Fund’s investment policy to eliminate the requirement that the Fund invest at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.

2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

     The proposal is discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws applicable to the Funds. The Boards of Trustees have fixed the close of business on November 18, 2009 as the record date for the determination of the shareholders of the Funds entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees /s/ Maureen A. Gemma Maureen A. Gemma Secretary and Chief Legal Officer

November 30, 2009 Boston, Massachusetts

IMPORTANT

Shareholders can help the Boards of Trustees of the Funds avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II
EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND
EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND
EATON VANCE INSURED MUNICIPAL BOND FUND II
EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND
EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II
EATON VANCE INSURED OHIO MUNICIPAL BOND FUND
EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND
(collectively, the “Funds”)

Two International Place Boston, Massachusetts 02110 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a joint Special Meeting of the Funds to be held on January 29, 2010 at 2:00 P.M. (Eastern Time) at Two International Place, Boston, Massachusetts 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the internet. The proxy is solicited on behalf of the Boards of Trustees of the Funds. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, Broadridge Investor Communication Solutions, 60 Research Road, Hingham, Massachusetts 02043, by executing and delivering a later dated proxy, by the receipt of a subsequent telephonic or internet proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. This proxy and accompanying material is initially being mailed to shareholders on or about November 30, 2009. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

     The Trustees have fixed the close of business on November 18, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share, and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on November 18, 2009, were as follows:

Fund	Common Shares Outstanding	APS Shares Outstanding
Eaton Vance Insured California Municipal Bond Fund	21,694,830	–
Eaton Vance Insured California Municipal Bond Fund II	3,870,026	1,028
Eaton Vance Insured Massachusetts Municipal Bond Fund	1,758,815	543
Eaton Vance Insured Michigan Municipal Bond Fund	1,511,977	533
Eaton Vance Insured Municipal Bond Fund	67,856,071	–
Eaton Vance Insured Municipal Bond Fund II	9,955,402	1,788
Eaton Vance Insured New Jersey Municipal Bond Fund	2,575,445	784
Eaton Vance Insured New York Municipal Bond Fund	15,796,386	–
Eaton Vance Insured New York Municipal Bond Fund II	2,558,694	530
Eaton Vance Insured Ohio Municipal Bond Fund	2,520,799	680
Eaton Vance Insured Pennsylvania Municipal Bond Fund	2,947,113	869

     The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of November 18, 2009 are set forth in Exhibit A. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Funds. The Trustees and executive officers of the Funds individually and as a group own beneficially less than 1% of the outstanding shares of each Fund as of November 18, 2009. Shareholders of all classes of shares of each Fund will vote together as a single class; however, each Fund’s shareholders will vote separately for that Fund.

     The Trustees know of no business other than the business mentioned in Proposal One of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Funds have previously sent their respective Annual Reports and Semiannual Reports to their shareholders. The Funds will furnish without charge a copy of their most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to their respective Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 A.M. and 6:00 P.M. (Eastern Time).

PROPOSAL ONE.   Modifying each Fund’s 80 Percent Policy

     Each Fund currently has a policy of investing at least 80 percent of its net assets in municipal obligations that are (i) exempt from federal income tax, including alternative minimum tax, and, in the cases of the State Funds1, from applicable state taxes and (ii) insured as to principal and interest payments (“insured obligations”) (together, the “80 percent policy”). Pursuant to each Fund’s prospectus, a change to the foregoing policy requires the approval of a majority of the Fund’s shareholders. As described in more detail below, each Fund is proposing to change the 80 percent policy to eliminate the requirement to invest at least 80 percent of net assets in insured obligations. The Funds would thereafter be required, under normal market conditions, to invest at least 80 percent of net assets in municipal obligations rated A or better by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Ratings. In connection with this change, each Fund would eliminate “Insured” from its name. Please see the attached Exhibit B for a statement of each Fund’s existing 80 percent policy compared to the proposed policy.

     Reason for the Proposal. Historically, issuers of certain municipal obligations purchased insurance from a bond insuring company to insure such obligations as to principal and interest until maturity. Bond insurers generally had higher credit rating than the issuer purchasing the insurance, allowing the issuer to raise its credit rating and reduce interest rates paid. Today, due to the declining credit quality and downgrades in credit ratings of bond insurers, the focus has turned to the credit rating of the underlying issue. The spread (being the difference in yield) between insured and uninsured municipal obligations has been narrowing and many insured obligations are now trading at prices similar to or less than obligations that are not insured. As a result of these market changes, there has been limited new insured bond issuance and the overall pool of municipal obligations in which the Funds may invest in accordance with their current investment policies has been significantly reduced, limiting available investment opportunities for the Funds.

     Eaton Vance has a robust credit analysis process and, despite downgrades in ratings of bond insurers, the creditworthiness of the issuers of insured obligations held by the Funds generally has not suffered. Eaton Vance believes that the proposed changes to each Fund’s 80 percent policy will provide portfolio managers with additional flexibility in managing the Funds and improve their ability to pursue additional investment opportunities, consistent with the original purpose of the Funds of providing a quality municipal bond fund. If this proposal is approved, the Funds will no longer be required to be primarily

____________________________
[1] “State Funds” include Eaton Vance Insured California Municipal Bond Fund, Eaton Vance Insured California Municipal Bond
Fund II, Eaton Vance Insured Massachusetts Municipal Bond Fund, Eaton Vance Insured Michigan Municipal Bond Fund,
Eaton Vance Insured New Jersey Municipal Bond Fund, Eaton Vance Insured New York Municipal Bond Fund, Eaton Vance
Insured New York Municipal Bond Fund II, Eaton Vance Insured Ohio Municipal Bond Fund and Eaton Vance Insured
Pennsylvania Municipal Bond Fund.

invested in insured obligations and, as such, payment of principal and interest will be the sole responsibility of the issuer of the obligations and may be more dependent on such issuer’s creditworthiness.

Required Vote for Proposal One

     The change to each Fund’s 80 percent policy requires the approval of a “majority of the outstanding voting securities” of that Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund.

     The shareholders of each Fund will vote separately to approve or disapprove the change to the 80 percent policy. Approval of the change by shareholders of any other Fund is not required for a Fund to make the change to its 80 percent policy, and if one or more of the Funds does not receive shareholder approval for the change, the change will nonetheless be effective for those of the Funds that do receive shareholder approval. If shareholders of a Fund approve Proposal One, the Fund’s 80 percent policy will be modified as described in Exhibit B. The Fund would thereafter be required, under normal market conditions, to invest at least 80 percent of net assets in municipal obligations rated A or better by credit rating agencies. Each Fund also would eliminate “Insured” from its name. If shareholders of a Fund do not approve Proposal One, its existing 80 percent policy described in Exhibit B will remain the same and the Trustees may consider other options.

Each Fund’s Trustees recommend that Fund shareholders vote FOR the modification to the Fund’s 80 percent policy described in this Proposal.

NOTICE TO BANKS AND BROKER/DEALERS

     The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Underwriter

     Eaton Vance Management (“Eaton Vance”) serves as administrator and investment adviser to each Fund. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for each Fund. The business address of Eaton Vance and EVD is Two International Place, Boston, Massachusetts 02110.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trustees will be borne by the Funds, collectively, on a pro rata basis. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by Fund officers, by personnel of Eaton Vance, by each Fund’s transfer agent, American Stock Transfer & Trust Company (“AST”), by broker-dealer firms or by a professional solicitation organization. The Funds have retained Computershare Fund Services, Inc. (“Computershare”) to assist in the solicitation of proxies, for which the Funds will pay an estimated fee of approximately $530,0002 (including tabulation) plus out-of-pocket expenses to be allocated to the Funds pro rata. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by Fund officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by Computershare, in person, or by telephone, by facsimile or other electronic means, will be borne by the Funds. A written proxy may be delivered to the Funds prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in

__________________________
[2]	Estimates assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.

their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total proxy costs are estimated to be $550,000.

     Shareholders may also choose to give their proxy votes through the internet or by telephone using automated telephonic voting rather than return their proxy cards. Please see the proxy card for details. The Funds may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Funds record votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by a Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Trustees that are properly executed and telephone and internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal One, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but may have the effect of a “No” vote on the Proposal.

     Under the By-laws applicable to each Fund, a quorum to transact business at the joint Special Meeting of Shareholders requires the presence, in person or by proxy, of the holders of a majority of the then issued and outstanding shares of each Fund. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of Proposal One set forth in the Notice of this meeting are not received by the meeting date, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the affected Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the affected Fund(s) as described above.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. As indicated in the proxy materials for the Funds’ 2009 Annual Meetings of Shareholders, to be considered for presentation at a Fund’s 2010 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 is required to be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business January 27, 2010. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business April 26, 2010 and no earlier than March 26, 2010. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

Householding

     One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m. Eastern time or writing to Eaton Vance Management, Attn: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

November 30, 2009

Exhibit A

     To the best of the Fund’s knowledge, as of November 18, 2009, the following owner(s) of each class of the Fund held the number of shares and the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Eaton Vance Insured California Municipal Bond Fund II
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	574 shares (55.84%)[1,2]

Eaton Vance Insured Massachusetts Municipal Bond Fund
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	385 shares (70.90%) [1,2]

Eaton Vance Insured Michigan Municipal Bond Fund
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	273 shares (51.22%) [1,2]
	Merrill Lynch, Pierce, Fenner & Smith,	New York, New York	91 shares (16.90%) [1,3]
Inc.

Eaton Vance Insured Municipal Bond Fund II
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	878 shares (49.11%) [1,2]
	Bank of America Corporation;	Charlotte, North Carolina	137 shares (7.60%) [1,4]
Blue Ridge Investments, L.L.C.

Eaton Vance Insured New Jersey Municipal Bond Fund
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	443 shares (56.51%) [1,2]

Eaton Vance Insured New York Municipal Bond Fund II
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	194 shares (34.09%) [1,2]
	Merrill Lynch, Pierce, Fenner & Smith,	New York, New York	31 shares (5.8%) [1,4]
Inc.

Eaton Vance Insured Ohio Municipal Bond Fund
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	405 shares (59.56%) [1,2]
	Merrill Lynch, Pierce, Fenner & Smith,	New York, New York	68 shares (10.0%) [1,4]
Inc.

Eaton Vance Insured Pennsylvania Municipal Bond Fund
Auction Preferred Shares	UBS Securities LLC	Zurich, Switzerland	346 shares (39.82%)[1,2]

______________________
[1] The Fund has received notice of filings on Schedule 13G, indicating that a shareholder owned more than 5% of the Fund’s
Auction Preferred Shares. The Fund is unable to verify such ownership as of November 18, 2009.
2 As of 1/31/09.
3 As of 1/30/09.
4 As of 12/31/08.

A-1

Exhibit B

Comparison of the Funds’ existing 80 percent policies and the proposed revised policies

Fund	Existing 80 Percent Investment Policy	Proposed 80 Percent Investment Policy

Eaton Vance Insured California Municipal Bond Fund	During normal market conditions, at least	During normal market conditions, at
Eaton Vance Insured Municipal Bond Fund	80% of each Fund's net assets will be	least 80% of each Fund's net assets
Eaton Vance Insured New York Municipal Bond Fund	invested in municipal obligations, the interest	will be invested in municipal
	on which is exempt from federal income tax,	obligations, the interest on which is
	including alternative minimum tax, and, in the	exempt from federal income tax,
	cases of the California Fund and the New York	including alternative minimum tax,
	Fund, applicable state taxes ("municipal	and, in the cases of the California Fund
	obligations" or "municipal bonds") and that are	and the New York Fund, applicable
	insured as to principal and interest payments.	state taxes ("municipal obligations" or
	Such insurance will be from insurers having a	"municipal bonds") and that rated at
	claims-paying ability rated at least Baa by	least A by Moody's Investors Service,
	Moody's Investors Service, Inc. ("Moody's") or	Inc. ("Moody's"), Standard & Poor's
	BBB by Standard & Poor's Ratings Group	Ratings Group ("S&P") or Fitch Ratings
	("S&P") or Fitch Ratings ("Fitch"). Ratings of	("Fitch”).
Baa or higher by Moody's or BBB or higher by
	S&P or Fitch are considered to be of	Each Fund may invest up to 20% of its
	"investment grade" quality.	net assets in unrated obligations
deemed by the investment adviser to
	Each Fund may invest up to 20% of its net	be of investment grade quality (i.e.,
	assets in unrated obligations deemed by the	rated Baa or higher by Moody’s or BBB
	investment adviser to be of investment grade	or higher by S&P or Fitch).
and obligations that are uninsured.

Eaton Vance Insured California Municipal Bond Fund II	During normal market conditions, at least	During normal market conditions, at
Eaton Vance Insured Massachusetts Municipal Bond Fund	80% of each Fund's net assets will be	least 80% of each Fund's net assets
Eaton Vance Insured Michigan Municipal Bond Fund	invested in municipal obligations, the interest	will be invested in municipal
Eaton Vance Insured New Jersey Municipal Bond Fund	on which is exempt from federal income tax,	obligations, the interest on which is
Eaton Vance Insured Municipal Bond Fund II	including alternative minimum tax, and, in the	exempt from federal income tax,
Eaton Vance Insured New York Municipal Bond Fund II	cases of the California Fund, the	including alternative minimum tax,
Eaton Vance Insured Ohio Municipal Bond Fund	Massachusetts Fund, the Michigan Fund, the	and, in the cases of the California
Eaton Vance Insured Pennsylvania Municipal Bond Fund	New Jersey Fund, the New York Fund, the	Fund, the Massachusetts Fund, the
	Ohio Fund and the Pennsylvania Fund,	Michigan Fund, the New Jersey Fund,
	applicable state taxes ("municipal obligations"	the New York Fund, the Ohio Fund and
	or "municipal bonds") and that are insured as	the Pennsylvania Fund, applicable
	to principal and interest payments. Such	state taxes ("municipal obligations" or
	insurance will be from insurers having a	"municipal bonds") and that rated at
	claims-paying ability rated at least Baa by	least A by Moody's Investors Service,
	Moody's Investors Service, Inc. ("Moody's") or	Inc. ("Moody's"), Standard & Poor's
	BBB by Standard & Poor's Ratings Group	Ratings Group ("S&P") or Fitch Ratings
	("S&P") or Fitch Ratings ("Fitch”). Ratings of	("Fitch”).
Baa or higher by Moody's or BBB or higher by
	S&P or Fitch are considered to be of	Each Fund may invest up to 20% of its
	"investment grade" quality.	net assets in unrated obligations
deemed by the investment adviser to
	Each Fund may invest up to 20% of its net	be of investment grade quality (i.e.,
	assets in unrated obligations deemed by the	rated Baa or higher by Moody’s or BBB
	investment adviser to be of investment grade	or higher by S&P or Fitch).
quality and obligations that are uninsured.

B-1

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DEBORAH A. CHLEBEK and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S. PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND II

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S. PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED MASSACHUSETTS MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S. PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED MICHIGAN MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S. PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DEBORAH A. CHLEBEK and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S. PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED MUNICIPAL BOND FUND II

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED NEW JERSEY MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND DEBORAH A. CHLEBEK and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND II

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED OHIO MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.

	Yes	No
Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PLEASE SIGN ON REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote this proxy card TODAY!
Your prompt response will save the expense of
additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EATON VANCE INSURED PENNSYLVANIA MUNICIPAL BOND FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:			For	Against	Abstain

1. To consider and act upon a proposal to modify the Fund's investment policy to eliminate the requirement that the Fund invest
at least 80 percent of its net assets in municipal obligations that are insured as to the payment of principal and interest.			0	0	0

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

For address changes and/or comments, please check this		0
box and write them on the back where indicated.	Yes	No

Mark the box to the right if you plan to attend	0	0
the Special Meeting. If you plan to attend the
Special Meeting in person, please be prepared to
present photo identification.

Notice of Internet Availability of Proxy Material:
The Notice of Special Meeting of Shareholders, Proxy Statement
and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting "Individual Investors"
followed by "Investor Resources" and then "Closed-End Funds."

SPECIAL MEETING OF SHAREHOLDERS January 29, 2010

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the referenced Fund (the "Fund"), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, BARBARA E. CAMPBELL, MAUREEN A. GEMMA AND KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, January 29, 2010 at 2:00 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PLEASE SIGN ON REVERSE SIDE